LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

(formerly Salomon Brothers Variable Series Funds Inc)

On behalf of

Legg Mason Partners Variable Strategic Bond Portfolio

Supplement dated May 5, 2006 to the Prospectus dated May 1, 2006

The following information amends and supercedes, as applicable, the disclosure in the Prospectus of Legg Mason Partners Variable Strategic Bond Portfolio (the “fund”), a series of Legg Mason Partners Variable Portfolios I, Inc.:

Effective April 28, 2006, Citigroup Asset Management Limited, an affiliate of the fund’s manager that provides advisory services in connection with the fund’s transactions in currencies and non-dollar denominated debt securities, changed its name to Legg Mason International Equities Limited.

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